Exhibit 32.1



               Certification of Chief Executive Officer
  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18
                          U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the quarter ended January 31, 2006 (the "Report") of Nortia Capital Partners, Inc. (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, William Bosso, the Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)  The Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ William Bosso
---------------------
Name:  William Bosso
Date:  March 17, 2006



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